UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2016

RENTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	1-15795	84-0957421
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1000 Potomac Street NW, 5th Floor Washington, D.C.		20007
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (202) 791-9040

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On September 20, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors of Rentech, Inc. (the “Company”) approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s reports on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through September 20, 2016, the date of PwC’s dismissal, (i) there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such fiscal years and (ii) there were no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events.

As disclosed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014 and in its quarterly reports on Form 10-Q for the quarters ending June 30, 2014, September 30, 2014 and March 31, 2015, management concluded that the Company s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the following:

the Company did not design and maintain effective internal controls over (i) the review of the cash flow forecasts used in the accounting for long-lived asset recoverability and goodwill impairment, (ii) the determination of the goodwill impairment charge in accordance with generally accepted accounting principles, and (iii) maintaining documentation supporting management’s review of events and changes in circumstances that indicate it is more likely than not that a goodwill impairment has occurred between annual impairment tests. Specifically, with respect to (i) and (ii), the Company did not design and maintain effective internal controls related to determining the fair value of reporting units for the purpose of performing goodwill impairment testing and documenting management’s review of assumptions used in its cash flow forecasts for long-lived asset recoverability and goodwill impairment.

The Company disclosed in its quarterly report on Form 10-Q for the quarter ended June 30, 2015 that it had remediated its material weakness over maintaining documentation supporting management’s review of events and changes in circumstances that indicate it is more likely than not that a goodwill impairment has occurred between annual impairment tests, and the Company disclosed the continued existence of the other two material weaknesses described above.  The Company disclosed in its quarterly report on Form 10-Q for the quarter ended September 30, 2015 that it had remediated the material weakness relating to management’s review of assumptions used in cash flow forecasts for testing of goodwill impairment and the determination of the goodwill impairment charge.  The Company continued to report the material weakness related to fact that the Company did not design and maintain effective internal controls related to documenting management’s review of assumptions used in its cash flow forecasts for long-lived asset impairment and recoverability in its quarterly reports on Form 10-Q for the periods ended September 30, 2015, March 31, 2016 and June 30, 2016 as well as in its annual report on Form 10-K for the period ended December 31, 2015.

Additionally, the Company disclosed the existence of a material weakness in its quarterly report on Form 10-Q for the quarter ended June 30, 2016 related to the fact that the Company did not maintain effective internal controls over the allocation of GAAP income tax expense between continuing and discontinued operations. Specifically, the Company did not perform certain procedures over the allocation of the GAAP tax provision between continuing and discontinued operations in the second quarter in accordance with our designed controls.

The Audit Committee discussed these matters with PwC and has authorized PwC to respond fully to the inquiries of the successor auditor.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not PwC agrees with the above disclosures. A copy of such letter, dated September 23, 2016, is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On September 20, 2016, the Audit Committee approved the appointment of BDO to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The effective date of BDO’s acceptance of its engagement as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 is September 23, 2016. During the fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through September 20, 2016, neither the Company, nor anyone acting on the Company s behalf, has consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where either a written report or oral advice was provided to the Company by BDO that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a  disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of the Exhibit
Exhibit 16.1	Letter from PricewaterhouseCoopers LLP addressed to the U.S. Securities and Exchange Commission, dated September 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RENTECH, INC.

Date: September 26, 2016	By:	/s/ Jeffrey Spain
Jeffrey Spain
Senior Vice President and Chief Financial Officer